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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:

                                December 15, 2005
                        (Date of earliest event reported)

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                           LANBO FINANCIAL GROUP, INC.
               (Exact name of registrant as specified in charter)

                                     Nevada
         (State or other Jurisdiction of Incorporation or Organization)

        000-50895                                                02-0497440
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

                      c/o West Windsor Professional Center
                                51 Everett Drive
                                   Suite A-20
                             West Windsor, NJ 08550
              (Address of Principal Executive Offices and zip code)

                                  609-799-1889
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Forward-Looking Statements

         Information included in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Lanbo Financial Group, Inc.'s (the "Company") actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01- Other Events.

         On December 15, 2005, the Xi'an Providence and Foreign Trade & Economic Cooperation Bureau, a Chinese government agency that approves the registration of businesses involving foreign shareholders, notified Xi'an Xinxing Real Estate Development, Inc. ("Newstar" or "Xinxing"), currently the registrant's operating subsidiary, that it did not approve a requested extension for the payment of $5,760,000 required to be paid by the registrant's subsidiary, Lanbo Financial Investment Company Group Limited ("LFIC"), to Newstar to complete the transfer of Newstar's equity to LFIC and Newstar's privatization. The Company believes that this declaration is irreversible and will terminate the Company's ownership of Newstar in the very near future.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LANBO FINANCIAL GROUP, INC.


Date:  December 21, 2005              By:       /s/ Pingji Lu
                                             ----------------
                                             Name:  Pingji Lu
                                             Title: Chairman and Chief Executive
                                                    Officer